UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   November 30, 2000




                          INTELECT COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                   0-11630                   76-0471342
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(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)           Identification No.)



1240 East Campbell Road, Richardson, Texas              75081
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  (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code   (469) 330-4955


                                       N/A
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         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

      Intelect Communications, Inc. (the "Company") announced that effective November 30, 2000 it closed the settlement of its litigation with St. James Capital Partners, L.P., SJMB, L.P., St. James Capital Corp., SJMB L.L.C., John
L. Thompson, Charles E. Underbrink and certain affiliated persons and entities (collectively "St. James").

      Under the terms of a Settlement Agreement and Mutual Release (the "Settlement Agreement") the Company and St. James released one another from all obligations and liabilities related to financing previously entered into by the parties and the Company also released its claims against St. James for short-swing profit disgorgement. St. James delivered all the stock in the material subsidiaries that it held and the original warrants issued to it. In return, the Company delivered to St. James certain redeemable replacement warrants in recognition of the anti-dilution provisions of the warrants formerly held by St. James. As previously disclosed, replacement warrants for 4,300,000 shares shall be exercisable immediately, have an existing exercise price of $0.75 per share and expire June 30, 2002. The re-sale of the warrant shares underlying the initial set of replacement warrants are covered by currently effective registration statements filed with the Securities and Exchange Commission. Replacement warrants for an additional 15,200,000 shares will have an exercise price of $0.75 per share and expire September 30, 2002. Of these warrants, half will be exercisable beginning on April 15, 2001 and the remainder will be exercisable beginning on October 15, 2001. The Company has agreed to use its commercially reasonable best efforts to register the resale of the shares of Common Stock issuable upon exercise of the warrants by April 13, 2001. All of the warrants will be redeemable by the Company at a price of $6.75 per share.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:  N/A

     (b) Pro Forma Financial Information of the Business to Be Acquired:  N/A

     (c) Exhibits:

        EXHIBIT   DESCRIPTION OF EXHIBIT
        -------   ----------------------
         4.1      Form of Warrant issued to the St. James Parties dated
                  November 30, 2000
         10.1     Settlement Agreement and Mutual Release

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                          INTELECT COMMUNICATIONS, INC.
                                          -----------------------------
                                                  (Registrant)


Date:   November 30, 2000                 By: /S/ HERMAN M. FRIETSCH
                                          -----------------------------
                                                  (Signature)
                                          Herman M. Frietsch
                                          Chairman of the Board and CEO



                                 EXHIBIT INDEX

      EXHIBIT      DESCRIPTION OF EXHIBIT
      -------      ----------------------
          4.1      Form of Warrant issued to the St. James Parties dated
                   November 30, 2000
         10.1      Settlement Agreement and Mutual Release

--------------------------


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